Exhibit 99.1

EXECUTION COPY

JOINDER AGREEMENT

JOINDER dated as of April, 13, 2007, to the Subsidiaries Guaranty (as defined below) among the undersigned and Citibank N.A., as Administrative Agent under the Credit Agreement (as defined below) (as may be amended, restated, supplemented and/or otherwise modified from time to time, this “Joinder”).

A. Reference is made to (a) the Credit Agreement dated as of October 31, 2006 (as the same may be amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among Owens Corning, the lenders from time to time party thereto and the Administrative Agent, and (b) the Subsidiaries Guaranty dated as of October 31, 2006 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Subsidiaries Guaranty”) among the Subsidiaries from time to time party thereto, as Guarantors, and Citibank, N.A., as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Subsidiaries Guaranty.

C. As an inducement to the further extensions of credit under the Credit Agreement, the U.S. Borrower has agreed to cause the undersigned Subsidiaries of the U.S. Borrower (each, an “Additional Guarantor”) to become parties to the Subsidiaries Guaranty.

Accordingly, each Additional Guarantor agrees as follows:

SECTION 1. In accordance with Section 22 of the Subsidiaries Guaranty, each Additional Guarantor by its signature below shall be included as a Guarantor under the Subsidiaries Guaranty with the same force and effect as if originally named therein as a Guarantor and agrees to comply in all respects with all the terms and provisions of the Subsidiaries Guaranty. Each reference to “Guarantor” in the Subsidiaries Guaranty shall be deemed to include each Additional Guarantor.

SECTION 2. Each Additional Guarantor represents and warrants to the Administrative Agent and the Lenders that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof maybe limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law, and an implied covenant of good faith and fair dealing.

SECTION 3. This Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder bearing the signature of each Additional Guarantor. Delivery of an executed signature page to this

Joinder by telecopy, or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the Subsidiaries Guaranty shall remain in full force and effect.

SECTION 5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

SECTION 6. Any provision of this Joinder held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Subsidiaries Guaranty; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Subsidiaries Guaranty.

SECTION 8. In the event of any conflict between this Joinder and the Intercompany Subordination Agreement, the terms of the Intercompany Subordination Agreement shall control. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Credit Document” for all purposes of the Credit Agreement.

IN WITNESS WHEREOF, each Additional Guarantor has duly executed this Joinder to the Subsidiaries Guaranty as of the day and year first above written.

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Palmetto Products, Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Jefferson Holdings, Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens-Corning Funding Corporation, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning HT, Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Integrex Ventures LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Eric Company, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Engineered Pipe Systems, Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens-Corning Overseas Holdings, Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	CDC Corporation, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Modulo USA LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	OCCV1 Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	OCCV2, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	OCCV3, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	OCCV4, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning U.S. Holdings, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Science and Technology, LLC as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens-Corning Fiberglass Technology II, LLC as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Roofing and Asphalt, LLC as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Composite Materials, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Sales, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Fabwel, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Norandex Distribution, Inc. as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Cultured Stone, LLC as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Construction Services, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning HOMExperts, Inc., as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Franchising, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Insulating Systems, LLC, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Owens Corning Foam Insulation, LLC as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Address:
One Owens Corning Parkway Toledo, OH 43659 Tel: (419) 248-8000	Falcon Foam Corporation, as an Additional Guarantor
	By:	/S/ RALPH A. THAN
	Name:	Ralph A. Than
	Title:	Authorized Officer

Accepted and Agreed to:

CITIBANK, N.A., as Administrative Agent

By:	/S/ KEVIN EGE
Name:	Kevin Ege
Title:	Vice President